Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) dated as of June 29, 2015, is entered into among Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Borrower”), the Lenders signatory hereto, US Bank National Association, as an L/C Issuer and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders, US Bank National Association, as an L/C Issuer and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer entered into that certain Credit Agreement dated as of June 6, 2014 (as amended or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the L/C Issuers amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following is added at the end of the list of “EXHIBITS” in the table of contents:

(i)    Form of Existing Portfolio Company Classification Approval

(b)    The following definitions are inserted in Section 1.01 in the proper alphabetical order:

“Clean Earth” means CEHI Acquisition Corporation, a Delaware corporation.

“First Amendment Effective Date” means June 29, 2015.

“Leverage Increase Period” has the meaning specified in Section 7.11(a).

“Sterno” means SternoCandleLamp Holdings, Inc., a Delaware corporation.

(c)    The following definitions appearing in Section 1.01 are amended and restated in their entireties to read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate plus 1.00%; provided, that, if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Combined Eligible Availability” means, at any time, the sum of (a) the Fox Availability at such time plus (b) the lesser of (i) the sum of (x) the combined total of the Availability for each Existing Portfolio Company at such time plus (y) the combined total of the Availability for each New Portfolio Company at such time and (ii) the aggregate principal balance of the Qualified Intercompany Debt then outstanding; provided, that if the aggregate amount of the Combined Eligible Availability attributable to any one Portfolio Company, or any group of Portfolio Companies operating in the same business industry, exceeds 40% with respect to Portfolio Companies other than American Furniture or 35% with respect to American Furniture, then any such excess amounts shall be excluded from the amount of Combined Eligible Availability (provided, that Required Revolving Lenders may, in their reasonable credit judgment, elect to require that Portfolio Companies arising after the Closing Date be assigned a concentration level of 35% percent instead of 40%, such election, if made, to occur at the time of and in connection with such Portfolio Company first attaining such status hereunder); provided further, that if the aggregate amount of the Combined Eligible Availability attributable to Portfolio Companies organized in Canada (excluding for this purpose any such Portfolio Companies with respect to which perfected, first priority Liens on substantially all of their assets have been granted to the Borrower pursuant to the applicable Qualified Intercompany Debt Documents) exceeds 15% of the total Combined Eligible Availability, then any such excess amounts shall be excluded from the amount of Combined Eligible Availability.

“Existing Portfolio Companies” means (i) Advanced Circuits, together with its Wholly-Owned Subsidiaries as of the Closing Date, (ii) American Furniture, together with its Wholly-Owned Subsidiaries as of the Closing Date, (iii) Tridien, together with its Wholly-Owned Subsidiaries as of the Closing Date, (iv) Ergo Baby, together with its Wholly-Owned Subsidiaries as of the Closing Date, (v) Liberty Safe, together with its Wholly-Owned Subsidiaries as of the Closing Date, (vi) CamelBak, together with its Wholly-Owned Subsidiaries as of the Closing Date, (vii) Arnold Magnetics, together with its Wholly-Owned Subsidiaries as of the Closing Date, (viii) Clean Earth, together with its Wholly-Owned Subsidiaries as of the First Amendment Effective Date, (ix) Sterno, together with its Wholly-Owned Subsidiaries as of the First Amendment Effective Date, and (x) any Target in a Permitted Eligible Acquisition or any New Portfolio Company with respect to which, in each case of any such Target or New Portfolio Company, a classification or reclassification as an Existing Portfolio Company has been approved by Required Revolving Lenders in their sole discretion (it being agreed and understood that (A) Lenders shall make reasonable efforts to indicate their response within fifteen (15) days of receiving a request for a classification or reclassification of any such Target or New Portfolio Company as an Existing Portfolio Company, and (B) any Lender that approves the classification or reclassification of such Target or New Portfolio Company as an Existing Portfolio Company shall deliver to the Administrative Agent, together with its response, a written approval in the form of Exhibit J), in each case to the extent that any such company has become a Subsidiary of the Borrower pursuant to a Permitted Eligible Acquisition and remains a Subsidiary of the Borrower.

“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, the Term Loan or a term loan under an Incremental Term Facility, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Qualified Intercompany Debt Documents” means, in respect of any Portfolio Company, (i) a reasonable and customary senior loan agreement (that includes reasonable and customary representations and warranties, affirmative, negative and financial covenants and events of default) between the Borrower, as the sole lender, and such Portfolio Company, as the borrower or a co-borrower thereunder, as such loan agreement may be amended from time to time in compliance with the provisions of this Agreement, (ii) guaranty documentation pursuant to which all Subsidiaries of such Portfolio Company and/or of the other borrowers, as applicable, under such loan agreement guaranty

(together with any parent companies of such Portfolio Company or co-borrowers that are Subsidiaries of the Borrower) all of the obligations under such loan agreement, and (iii) collateral documents pursuant to which the Borrower is provided with a perfected, first-priority (subject to customary exceptions provided in the applicable loan documentation) Lien in substantially all of the real and personal property of such Portfolio Company and such co-borrowers (if any) under such loan agreement, and of the guarantors under such guaranty documentation, to secure all of the obligations under such loan agreement and related Intercompany Debt Documents, including a security agreement applicable to all of the equity interests owned by and substantially all of the assets of such borrowers and guarantors, UCC financing statements covering all of the assets of such borrowers and guarantors that are properly filed in the respective jurisdictions of organization for such companies, real estate mortgages for any real estate of such borrowers and guarantors, control agreements with respect to the deposit accounts of such borrowers and guarantors and insurance documentation whereby the Borrower has been named as loss payee (and, if applicable, mortgagee) in respect of all policies of property and casualty insurance of such borrowers and guarantors; provided, that notwithstanding the foregoing, it is agreed that (w) Portfolio Companies (or any such co-borrowers) organized in Canada and their Subsidiaries (other than any such Subsidiary that (i) is organized in the United States and is treated as a C-corporation for U.S. federal income tax purposes and (ii) has not been determined by the Administrative Agent, in its sole discretion, to be immaterial to the assets, operations and/or income of such Portfolio Company and its Subsidiaries as a whole) will not be required to provide collateral to the Borrower to secure the obligations under such loan agreement and related Intercompany Debt Documents, (x) if CFCs that are Subsidiaries of a Portfolio Company organized in the United States collectively contribute 15% or less of the aggregate amount of Portfolio Company EBITDA of such Portfolio Company, such CFCs shall not be required to deliver guarantees in respect of such Portfolio Company’s Qualified Intercompany Debt and the collateral delivery requirements in respect of such CFCs shall be limited to customary pledge documentation pursuant to which 65% of the total outstanding voting equity interests of such CFCs and 100% of all outstanding non-voting equity interests of such CFCs are pledged to secure such Portfolio Company’s Qualified Intercompany Debt (excluding equity interests in a CFC owned by another CFC) and (y) if CFCs that are Subsidiaries of a Portfolio Company organized in the United States collectively contribute more than 15% of the aggregate amount of Portfolio Company EBITDA of such Portfolio Company, to the extent required by the Administrative Agent in its discretion or the Required Lenders in their discretion such CFCs shall be required to deliver customary guarantees in respect of such Portfolio Company’s Qualified Intercompany Debt and such CFCs and their immediate parent companies shall be required to deliver customary pledge and collateral documentation providing for Liens in all of the equity interests and substantially all of the assets of such CFCs securing such Portfolio Company’s Qualified Intercompany Debt.

“Responsible Officer” means the chief executive officer, president, chief financial officer, manager, treasurer, assistant treasurer or controller of the Borrower and, solely for purposes of the delivery of incumbency certificates, the secretary or any assistant secretary of the Borrower and, solely for purposes of notices given pursuant to Article II, any other officer of the Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Borrower designated in or pursuant to an agreement between the Borrower and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.

“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

(d)    Clause (b) of the definition of “Change of Control” appearing in Section 1.01 is amended and restated in its entirety to read as follows:

(b)    during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;

(e)    The two provisos in the definition of “Eurodollar Base Rate” appearing in Section 1.01 are amended and restated in their entireties to read as follows:

provided, that, (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurodollar Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

(f)    Clauses (v), (vi), (xiv) and (xv) of the definition of “Permitted Eligible Acquisition” appearing in Section 1.01 are amended and restated in their entireties to read as follows:

(v)    after giving effect to such Acquisition and the incurrence of any Loans and other Indebtedness in connection therewith, the Borrower shall be in compliance on a Pro Forma Basis with the covenants set forth in Section 7.11 (giving effect to any election by the Borrower to institute a Leverage Increase Period in connection with such Permitted Eligible Acquisition pursuant to Section 7.11(a)) recomputed for the twelve-month period ending on the last day of the most recently ended month for which a Compliance Certificate has been delivered to the Administrative Agent in accordance with the provisions of this Agreement;
(vi)     such Acquisition shall only involve a Target organized within the United States or Canada (with all Subsidiaries of such Target, subject to the proviso below, organized within the United States or, with respect to a Target organized within Canada, organized within Canada) and/or business and assets located in the United States or Canada; provided, that (A) the provisions of this clause (vi) shall not apply to add-on Acquisitions of Targets and/or businesses and assets outside of the United States or Canada or Acquisitions of Targets organized within the United States or Canada that have Subsidiaries organized outside of the United States or Canada so long as the Administrative Agent has received financial data that is reasonably acceptable to the Administrative Agent which demonstrates that, after giving effect to any such Acquisition (either as a result of the add-on Acquisition of Targets and/or businesses and assets outside of the United States or Canada by an Existing Portfolio Company or a New Portfolio Company or as a result of the percentage of Portfolio Company EBITDA attributable to Subsidiaries organized outside of the United States or Canada or businesses and assets located outside of the United States or Canada of the Target in any Acquisition that is to become a Portfolio Company), no more than 25% of the aggregate amount of Portfolio Company EBITDA of the applicable Portfolio Company is attributable to Subsidiaries, businesses and assets outside of the

United States (in the case of Portfolio Companies organized within the United States) and Canada (in the case of Portfolio Companies organized in Canada and in the case of Portfolio Companies organized in the United States to the extent that the Subsidiaries that are organized in Canada of the applicable Portfolio Company organized in the United States become guarantors under the Intercompany Debt Documents of such Portfolio Company), and (B) after giving effect to any Acquisition of a Target organized in Canada, no more than 25% of the aggregate Portfolio Company EBITDA of all Portfolio Companies, calculated on a Pro Forma Basis, is attributable to Portfolio Companies organized in Canada and their Subsidiaries (excluding for this purpose any such Portfolio Companies with respect to which perfected, first priority Liens on substantially all of their assets have been granted to the Borrower pursuant to the applicable Qualified Intercompany Debt Documents);
(xiv)     there shall be no Indebtedness incurred or assumed in connection with such Acquisition other than Revolving Loans funded to the Borrower under this Agreement, Qualified Intercompany Debt incurred by the applicable Target and Indebtedness permitted under Sections 7.03(e), 7.03(i) and 7.03(k);
(xv)     to the extent that any investments of Qualified Intercompany Debt are made in the Target in connection with such Acquisition, (A) such Qualified Intercompany Debt shall be evidenced by Qualified Intercompany Debt Documents pursuant to which, among other things, a perfected, first-priority Lien has been granted to the Borrower in substantially all of the assets of such Target (other than a Target organized in Canada) in accordance with the definition of the term Qualified Intercompany Debt Documents, and (B) the Administrative Agent shall have received projections and other financial data reasonably acceptable to the Administrative Agent which demonstrates that, after giving effect to such investments of Qualified Intercompany Debt, (1) such Target is Solvent and (2) the Portfolio Company Leverage Ratio for such Target would not be greater than 5.00 to 1.00;

(g)    The second sentence of Section 1.03(a) is amended and restated in its entirety to read as follows:

Notwithstanding the foregoing, (i) without modifying the foregoing requirement that financial ratios and calculations be prepared in accordance with GAAP, financial statements of Portfolio Companies organized in Canada may be prepared in accordance with generally accepted accounting principles in Canada set forth in the opinions, statements and pronouncements of the relevant Canadian accounting authorities, consistently applied, and (ii) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(h)    Section 2.02(a) is amended and restated in its entirety to read as follows:

(a)    Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, Eurodollar Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate

Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of a Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(i)    Section 2.04(b) is amended and restated in its entirety to read as follows:

(b)    Borrowing Procedures. At any time an Auto Borrow Agreement is not in effect, each Borrowing of Swing Line Loans shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Borrowing of Swing Line Loans (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(j)    Clause (A) of Section 2.05(a)(i) is amended and restated in its entirety to read as follows:

(A) such notice must be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans;

(k)    Clause (A) of Section 2.05(a)(ii) is amended and restated in its entirety to read as follows:

(A) such notice must be in a form acceptable to the Swing Line Lender and the Administrative Agent and be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and

(l)    Section 2.05(b)(v)(B) is amended and restated in its entirety to read as follows:

(B)    with respect to all amounts prepaid pursuant to Sections 2.05(b)(ii), (iii) and (iv), first ratably to the L/C Borrowings and the Swing Line Loans, second, to the outstanding Revolving Loans, third, to Cash Collateralize the remaining L/C Obligations, and fourth, to the Term Loan to the remaining principal amortization payments in inverse order of maturity; provided that (1) Cash Collateralization pursuant to the foregoing clause third shall not be required with respect to any such prepayment if each L/C Issuer that is the issuer of a then-outstanding Letter of Credit declines such

Cash Collateralization (in which case the portion of such prepayment that would otherwise have been applied to such Cash Collateralization shall be applied to the Term Loan pursuant to the foregoing clause fourth, subject to the remaining clauses of this proviso), (2) prepayments required under Section 2.05(b)(ii) shall only be applied to the Term Loan pursuant to the foregoing clause fourth to the extent that the Net Cash Proceeds otherwise required to be prepaid are not invested in property (other than current assets as classified by GAAP) that is useful in the business of the Borrower and its Subsidiaries within 545 days of the date of the applicable Disposition or Recovery Event (it being understood that the portion of any such prepayment required to be applied to the Term Loan pursuant to the foregoing clause fourth shall be due immediately upon the expiration of such 545 day period), and (3) prepayments required under Section 2.05(b)(iv) shall only be applied to the Term Loan pursuant to the foregoing clause fourth if, at the time such prepayments would otherwise be due and payable, an Event of Default exists).

(m)    Section 5.05(a) is amended by inserting the phrase “(or, with respect to financial statements of Portfolio Companies organized in Canada, as otherwise permitted by Section 1.03(a))” immediately after the phrase “prepared in accordance with GAAP” appearing therein.

(n)    Section 6.01(a)(i) is amended by inserting the phrase “(or, with respect to consolidating financial statements of Portfolio Companies organized in Canada, as otherwise permitted by Section 1.03(a))” immediately after the phrase “prepared in accordance with GAAP” appearing therein.

(o)    Section 6.01(a)(ii) is amended by inserting the phrase “(or, with respect to financial statements of Portfolio Companies organized in Canada, as otherwise permitted by Section 1.03(a))” immediately after the phrase “prepared in accordance with GAAP” appearing therein.

(p)    Section 6.02(a) is amended and restated in its entirety to read as follows:

(a)    [reserved];

(q)    Section 7.02(e) is amended and restated in its entirety to read as follows:

(e)    Investments of Indebtedness (i) in Subsidiary Outside Companies, so long as the instruments evidencing any such Indebtedness have been pledged to the Administrative Agent to secure the Obligations in accordance with the terms of the Loan Documents, and (ii) by any Portfolio Company organized in Canada in its operating company Subsidiaries;

(r)    Section 7.03(h) is amended by inserting the phrase “the amount guaranteed under” immediately after the phrase “$5,000,000 in the aggregate for” appearing therein.

(s)    Section 7.09 is amended by inserting the phrase “and (vi)” immediately after the phrase “clauses (i)-(iv)” appearing therein.

(t)    Section 7.11(a) is amended and restated in its entirety to read as follows:

(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 3.50 to 1.00; provided, that, (i) as of the end of each of the three (3) consecutive fiscal quarter-ends (if such Permitted Eligible Acquisition is consummated in the first forty-five days of a fiscal quarter) or four (4) consecutive fiscal quarter-ends (if such Permitted Eligible Acquisition is consummated after the first forty-five days of a fiscal quarter) immediately following the consummation of a Permitted Eligible Acquisition, with prior notice to the Administrative Agent, the preceding ratio shall increase to 4.25 to 1.00 (a “Leverage Increase Period”); (ii) for at least one full fiscal quarter immediately following each Leverage Increase Period, the Consolidated Leverage Ratio as of the end of each such fiscal quarter shall be not greater than 3.50 to 1.00 before the maximum permitted Consolidated Leverage Ratio may again increase to 4.25 to

1.00 pursuant to the foregoing clause (i); and (iii) immediately after the end of a Leverage Increase Period, the maximum Consolidated Leverage Ratio permitted under this Section 7.11(a) shall automatically revert to 3.50 to 1.00; and provided further, that, if the Consolidated Leverage Ratio is less than or equal to 3.50 to 1.00 as of the end of any fiscal quarter of the Borrower (including, for the avoidance of doubt, any fiscal quarter ending prior to the First Amendment Effective Date) occurring during a Leverage Increase Period (as certified in the Compliance Certificate delivered to the Administrative Agent for such fiscal quarter pursuant to Section 6.02(b)), such Leverage Increase Period may be terminated by the Borrower, by written notice to the Administrative Agent, as of the end of such fiscal quarter and such fiscal quarter shall constitute the fiscal quarter described in the foregoing clause (ii) with respect to such Leverage Increase Period.

(u)    The last sentence of Section 10.02(c) is amended and restated in its entirety to read as follows:

In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or any other Information or notices through the Internet, the Platform or any other telecommunications, electronic or other information transmission systems.

(v)    Section 10.17 is amended and restated in its entirety to read as follows:

10.17    Electronic Execution of Assignments and Certain Other Documents.

The words “delivery,” “execute,” “execution,” “signed,” “signature” and words of like import in or related to any Loan Document or any other document executed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
(w)    Exhibit J attached hereto is attached to the Credit Agreement as Exhibit J thereto.

2.    Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of:

(a)    counterparts of this Amendment duly executed by (i) a Responsible Officer of the Borrower and (ii) the Required Lenders, the Required Revolving Lenders, the L/C Issuers and the Administrative Agent;

(b)     a certificate of a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, (i) attaching resolutions of the Borrower approving and adopting this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof, (ii) certifying that the Organization Documents of the Borrower have not been amended, supplemented or otherwise modified since the Closing Date (or, if such Organization Documents have been amended, supplemented or otherwise modified since the Closing Date, attaching copies of such Organization Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certifying such Organization Documents to be true and correct as of the date hereof), and (iii) setting forth the names, titles and specimen signatures of the Responsible Officers of the Borrower authorized to execute and deliver this Amendment and any documents, agreements or certificates related thereto;

(c)    such documents and certifications as the Administrative Agent may require to evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation; and

(d)    (i) an amendment fee payable to each Lender that executes this amendment on or before the date hereof, in an amount equal to, for each such Lender, 0.05% of the sum of (A) such Lender’s Revolving Commitment as of the date of this Amendment plus (B) the portion of the outstanding Term Loan held by such Lender as of the date of this Amendment, and (ii) all costs and expenses of the Administrative Agent (including reasonable and documented fees and expenses of its legal counsel) in connection with this Amendment to the extent invoiced as of the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Borrower.

3.    Reaffirmation. The Borrower acknowledges and reaffirms that (a) it is bound by all of the terms of the Loan Documents to which it is a party and (b) it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on any Letter of Credit. Furthermore, the Borrower acknowledges and confirms that (a) the Administrative Agent, the Lenders and the L/C Issuers have performed fully all of their obligations under the Credit Agreement and the other Loan Documents and (b) by entering into this Amendment, the Administrative Agent, the Lenders and the L/C Issuers do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Borrower thereunder.

4.    Miscellaneous.

(a)    The Credit Agreement (as amended hereby) and the obligations of the Borrower thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)    The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)    The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment and the execution and performance hereof by the Borrower do not conflict with the Borrower’s Organization Documents or any law, agreement or obligation by which the Borrower is bound.

(ii)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.
(iv)    The representations and warranties of the Borrower contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of such earlier date.
(v)    No event has occurred and is continuing which constitutes a Default or an Event of Default.
(c)    The Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of this Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), the obligations of the Borrower set forth in the Credit Agreement (as modified by this Amendment) as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.
(d)    This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (such as by email in “pdf” or “tif” format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.
(e)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Ryan Faulkingham
Name: Ryan Faulkingham
Title: Chief Financial Officer

ADMINISTRATIVE
AGENT:                BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Reneé Marion
Name: Reneé Marion
Title: Assistance Vice President

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ David. A. Ernst
Name: David A. Ernst
Title: Vice President

TD BANK, N.A.,
as a Lender

By: /s/ MB Collins
Name: M. Bernadette Collins
Title: Senior Vice President

US BANK NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By: /s/ Anthony Billings
Name: Anthony Billings
Title: Assistant Vice President

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Carlos Cruz
Name: Carlos Cruz
Title: Vice President

THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By: /s/ Sam L. Dendrinos
Name: Sam L. Dendrinos
Title: Managing Director

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Richard Freeman
Name: Richard Freeman
Title: Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Keith A. Sherman
Name: Keith A. Sherman
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Eric Searls
Name: Eric Searls
Title: Senior Vice President

HULL STREET CLO, LTD.

By: /s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director - Banking Product Services US

By: /s/ Craig Pearson
Name: Darlene Arlas
Title: Director

MODERN BANK, N.A.,
as a Lender

By: /s/ Frank H. Madden, Sr.
Name: Frank H. Madden, Sr.
Title: Managing Director

EVEREST FUNDING LLC,
as a Lender

By: /s/ Dale Rank
Name: Dale Rank
Title: Assistant Vice President

ASFI Loan Funding LLC
By: Citibank, N.A.,

By: /s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

CUTWATER 2014-I LTD.,
as a Lender

By: /s/ John Bluemke
Name: John Bluemke
Title: Director, Bank Loan Group

CUTWATER 2014-II LTD.,
as a Lender

By: /s/ John Bluemke
Name: John Bluemke
Title: Director, Bank Loan Group

CUTWATER 2015-I LTD.,
as a Lender

By: /s/ John Bluemke
Name: John Bluemke
Title: Director, Bank Loan Group

DAVIDSON RIVER TRADING LLC,
as a Lender
By: SunTrust Bank, its Manager

By: /s/ John Bluemke
Name: Josh Lowe
Title: Vice President

GOLUB CAPITAL PARTNERS CLO 11, LTD.
as a Lender
By: GC Advisors LLC, as agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 14, LTD.
as a Lender
By: GC Advisors LLC, as agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 15, LTD.
as a Lender
By: GC Advisors LLC, as agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 22(B), LTD.
as a Lender
By: GC Advisors LLC, as agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 19(B), LTD.
as a Lender
By: GC Advisors LLC, as agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 23(B), LTD.
as a Lender
By: GC Advisors LLC, as agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Portfolio Manager

Bridgeport CLO II, LTD.
By: Deerfield Capital Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2011-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2012-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2012-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2012-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2013-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2013-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2013-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2013-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2014-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2014-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2014-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2014-V, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2015-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

CIFC Senior Secured Corporate Loan Master Fund Ltd.
By: CIFC Asset Management LLC, its Adviser

By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VI, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager
as a Lender

By: /s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

AG CREDIT INVESTMENT. LLC,
as a Lender

By: /s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD,
as a Lender

By: /s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

AUDAX CREDIT STRATEGIES (SCS) SPV, LLC,
as a Lender

By: /s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

AUDAX SENIOR DEBT (WCTPT) SPV, LLC,
as a Lender

By: /s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

AUDAX SENIOR LOAN FUND SPV LLC,
as a Lender

By: /s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

SOUND HARBOR LOAN FUNDS 204-1, LTD.,
as a Lender

By: /s/ Jami Walker
Name: Jamie Walker
Title: Principal

SUSSEX INSURANCE COMPANY,
as a Lender

By: /s/ Jamie Walker
Name: Jamie Walker
Title: Principal

ACAS CLO 2012-1, Ltd.
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By: /s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2013-1, Ltd.
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By: /s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2013-2 Ltd.
By: American Capital CLO Management, LLC, its Manager

By: /s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2014-1, Ltd.
By: American Capital CLO Management, LLC, its Manager

By: /s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2015-1, Ltd.

By: /s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

AMMC CLO 15, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 16, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XI, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XII, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XIII, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XIV, LIMITED

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

THE EATON CORPORATION MASTER RETIREMENT TRUST,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

PK-SSL INVESTMENT FUND LIMITED PARTNERSHIP, as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

MADISON PARK FUNDING XIV LTD.,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

IHC PENSION PLAN DIRECTED TRUST,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

HYFI LOAN FUND,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

MADISON PARK FUNDING XVII LTD.,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

ATRIUM XI,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

IHC HEALTH SERVICES, INC.,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

MADISON PARK FUNDING XII LTD.,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

MADISON PARK FUNDING XV LTD.,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

QUALCOMM GLOBAL TRADING PET LTD.,
as a Lender

By: /s/ Wing Chan
Name: Wing Chan
Title: Authorized Signatory

TELOS CLO 2014-6, LTD.,
as a Lender
By: Telos Asset Management, LLC as Collateral Services

By: /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

TELOS CLO 2013-3, LTD.,
as a Lender
By: Telos Asset Management, LLC as Collateral Services

By: /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

TELOS CLO 2013-4, LTD.,
as a Lender
By: Telos Asset Management, LLC as Collateral Services

By: /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

TELOS CLO 2014-5, LTD.,
as a Lender
By: Telos Asset Management, LLC as Collateral Services

By: /s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director